                                 Exhibit 10.16

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of September 31, 1999, is entered into by and among FISHER COMPANIES INC. (the "Company"), BANK OF AMERICA, N.A., as agent for itself and the Lenders (the "Agent"), and the several financial institutions party to the Credit Agreement described below (collectively, the "Lenders").

                                    RECITALS

     A. Reference is hereby made to that certain Credit Agreement dated as of June 24, 1999 as the same was amended pursuant to that certain First Amendment to Credit Agreement dated as of August 24, 1999 in each case by and among the Company, Lenders and Agent (the "Credit Agreement") pursuant to which the Agent and the Lenders have extended certain credit facilities to the Company.

     B. The Company has requested that the Lenders agree to amend the Credit Agreement.

     C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2. Amendment to Credit Agreement. Section 6.15(b) of the Credit Agreement shall be amended and restated to read as follows:

          (b) Interest Coverage Ratio. The Company shall maintain on a consolidated basis for each period of four consecutive fiscal quarters, an Interest Coverage Ratio of not less than the applicable minimum ratio set forth below:

          Period                                   Minimum Ratio
          ------                                   -------------
          For the periods of four consecutive      1.80 to 1
          fiscal quarters ending on or before
          December 31, 2000

          For the periods of four consecutive      1.90 to 1
          fiscal quarters ending after
          December 31, 2000 and on or before
          December 31, 2001

          For the periods of four consecutive      2.00 to 1
          fiscal quarters ending after
          December 31, 2001 and on or before
          December 31, 2002

          For the periods of four consecutive      2.25 to 1
          fiscal quarters ending after
          December 31, 2002

          As used herein, "Interest Coverage Ratio" means, for any period, the ratio of (a) Adjusted Cash Flow of the Company and its Subsidiaries for such period to (b) interest expense (including capitalized interest and the interest component of rentals paid or accrued under capital leases) of the Company and its Subsidiaries for such period, provided, however, that for purposes of this subsection and subsection 6.15(c), "interest expense" for the four consecutive fiscal quarters ending on September 30, 1999, December 31, 1999 and March 31, 2000 shall be calculated in accordance with the following formula: (i) interest expense for the four quarter period ending on September 30, 1999, shall be four times the Company's consolidated interest expense for the quarter ending on September 30, 1999; (ii) interest expense for the four quarter period ending on December 31, 1999, shall be two times the Company's consolidated interest expense for the two quarter period ending on December 31, 1999; and (iii) interest expense for the four quarter period ending on March 31, 2000, shall be four-thirds (4/3) of the Company's consolidated interest expense for the three quarter period ending on March 31, 2000.

     3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms. without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

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          (d)  The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

     4. Effective Date. This Amendment will become effective as of September 30, 1999, at such time as (a) the Agent has received from the Company and the Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto; and (b) the Company has paid in full certain amendment fees to the Agent and certain Lenders in accordance with the terms of that certain letter dated November 1, 1999 from the Agent to the Lenders in respect of this Amendment; and (c) Agent shall have received in form and substance reasonably satisfactory to it such evidence of corporate authority and action as Agent or any Lender shall request demonstrating that the execution, delivery and performance of this Amendment has been duly authorized by the Company.

     5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of Washington.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

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

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent and the Lenders, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

     5.   Oral Agreements Not Enforceable.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                        FISHER COMPANIES INC.


                                        By:__________________________________

                                        Title:_______________________________


                                        BANK OF AMERICA, N.A., as Agent


                                        By:__________________________________

                                        Title:_______________________________


                                        BANK OF AMERICA, N.A., as a Lender


                                        By:__________________________________

                                        Title:_______________________________

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        CREDIT SUISSE FIRST BOSTON, as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        BANKBOSTON, N.A. as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        THE BANK OF NOVA SCOTIA, as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        BANK OF MONTREAL, as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        KEY CORPORATE CAPITAL INC., as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        THE BANK OF NEW YORK, as a Lender


                                        By:__________________________________

                                        Title:_______________________________

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                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        THE FUJI BANK, LIMITED, as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        CITY NATIONAL BANK, as a Lender


                                        By:__________________________________

                                        Title:_______________________________


                                        CREDIT SUISSE FIRST BOSTON, as
                                        Syndication Agent


                                        By:__________________________________

                                        Title:_______________________________

                                        By:__________________________________

                                        Title:_______________________________

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